Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-06790

                            THE GAMCO WESTWOOD FUNDS
                       GAMCO WESTWOOD SMALLCAP EQUITY FUND
                           GAMCO WESTWOOD INCOME FUND
                      GAMCO WESTWOOD INTERMEDIATE BOND FUND
                    (EACH A "FUND" AND TOGETHER, THE "FUNDS")

Supplement dated November 13, 2007 to the Funds' Class AAA Shares Prospectus, the Funds' Class A, B, C, and I Shares Prospectus, and the Funds' Statement of Additional Information, each dated January 30, 2007

With respect to the SmallCap Equity, Income, and Intermediate Bond Funds, the Board of Trustees has renewed the fee waiver and expense reimbursement agreement under which the Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of these Funds to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes, and extraordinary expenses) at the levels set forth in the current prospectus through September 30, 2008.